Exhibit 99.42

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-G

KEY PERFORMANCE FACTORS
October 31, 1999



Expected B Maturity 07/15/2004


Blended Coupon 6.3580%


Excess Protection Level
3 Month Average   5.30%
October, 1999   6.04%
September, 1999   5.71%
August, 1999   4.14%


Cash Yield18.61%


Investor Charge Offs 4.68%


Base Rate 7.89%


Over 30 Day Delinquency 5.07%


Seller's Interest 9.14%


Total Payment Rate14.64%


Total Principal Balance$47,636,626,081.62


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,354,806,563.13